Exhibit 10.1

PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO

A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION

FIRST AMENDMENT TO THE

SUBSCRIBER SERVICES AGREEMENT

Customer	425276
Number:	[TP2/TP3]

This First Amendment to the Subscriber Services Agreement dated May 2, 2014 (“Amendment”) is entered into among. Orbitz Worldwide, LLC, a Delaware limited liability company with offices at 500 West Madison Street, Suite 1000, Chicago, Illinois 60661 (“OWW”), Travelport, LP, a Delaware limited partnership with offices at 300 Galleria Parkway SE, Atlanta, Georgia USA 30339 (“TLP”), and Travelport Global Distribution System, B.V., a Netherlands company with offices at Taurusavenue 33A, 2132L2 Hoofddorp, The Netherlands (“TBV” and together with TLP, referred to collectively in this Agreement as “Travelport”).

WHEREAS, Travelport and Subscriber entered into the Subscriber Services Agreement dated February 4, 2014 (the “Agreement”); and

WHEREAS, Travelport and Subscriber now desire to amend the Agreement.

NOW, THEREFORE, it is agreed:

1. Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment will have the same meanings as set forth in the Agreement.

2. Amendment Effective Date. This. Amendment is effective on the date that it is fully executed by all parties (the “Amendment Effective Date”),

3. e-Pricing Meta Messages. Effective as the Amendment Effective Date, Section IV (d) of Attachment B to the Agreement is amended to include the following new definition:

“e-Pricing Meta Message” means any Message which is configured to generate a Travelport e-Pricing meta identifier or tag.

4, Counting e-Pricing Meta. Messages, Effective as the Amendment Effective Date, each e-Pricing Meta Message will count toward the *** e-Pricing Message threshold set forth in the Number of Allowed Messages for Each Segment column in the Table in Section IV(c) of Attachment B to the Agreement as follows:

If an e-Pricing Meta Message uses e-Pricing (i) to facilitate a meta customer shop, or (ii) to facilitate a targeted carrier modified and/or limited fare type shop and which is configured by Orbitz for tracking, such e-Pricing Meta Message will count toward the *** e-Pricing Message threshold at *** of an e-Pricing Message. Otherwise, each e-Pricing Meta Message will be counted as if it were a full e-Pricing Message.

5. General Provision. Except to the extent the Agreement is amended herein, the Agreement is hereby ratified and remains in full force and effect. To the extent the terms of this Amendment are inconsistent with the terms of the Agreement, the terms of this Amendment will control.

This Amendment is agreed to by OWW, TLP, and TBV by their duly authorized undersigned representatives, as follows:

Orbitz Worldwide LLC:		Travelport, LP: By: Travelport Holdings, LLC, as General Partner

Signature:	/s/ Stephen C. Praven	Signature:	/s/ Scott Hyden
Print Name:	Stephen C. Praven	Print Name:	Scott Hyden
Title:	GVP, Business Development	Title:	MD - Americas
Date:	5/4/14	Date:	5/22/14

Travelport Global Distribution System, B.V.:

		Signature:	/s/ Marco van Ieperen
		Print Name:	Marco van Ieperen
		Title:	Director
		Date:	5/23/14